EXHIBIT 10.2

SHARE EXCHANGE AGREEMENT

by and between

IHL OF FLORIDA, INC.

and

MEDIXALL, INC.

Dated as of July 8, 2016

SHARE EXCHANGE AGREEMENT dated as of July 8, 2016 (this "Agreement") between IHL of Florida, Inc., a Florida corporation ("IHL") and MediXall, Inc., a Florida corporation ("MXI").

BACKGROUND

Concurrently, and in connection herewith, MXI and the IHL are entering into an Agreement, dated as of July 6, 2016, by and between the IHL and MXI (the "Merger Agreement"). Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

IHL desires to issue Series A Convertible Preferred Stock, par value $0.001, of IHL to MXI to convert into 16,471,963 (47.063%) of the outstanding Common Stock of IHL at that time, in exchange for One Hundred percent (100%) of the authorized, including issued and outstanding, shares of common stock of MXI (the "Exchange Shares"), on the terms and subject to the conditions set forth herein (the "Exchange"). Included in the (47.493%) ownership of IHL by MXI, The Quantum Group, Inc., a Florida corporation, will receive Series A Convertible Preferred Stock in IHL representing Four point Nine percent (4.9%) ownership of IHL.TBG Holdings Corp. will own Series A Convertible Preferred Stock, par value $0.001, of IHL to convert into 17,144,287 48.984% of the outstanding Common Stock of IHL at that time, and the remaining 3.954% of the outstanding Common Stock of IHL at that time are owned by individuals who made investments in the private placement that is currently ongoing for which an additional 10,000,000 shares of authorized shares of IHL will remain unissued for future private placement sales pending the CRCX merger.

Furthermore, subsequent to this transaction, the former owners of MXI will receive 23,508735 (31.345%) shares of Common Stock in CRCX in exchange for 100% of their IHL Common Stock and Preferred Stock. Included in the (31.345%) ownership of IHL by MXI, The Quantum Group, Inc., a Florida corporation, will receive Series A Convertible Preferred Stock in CRCX representing Four point Nine percent (4.9%) ownership of CRCX. TBG will own 24,468,276 (32.624%) of the outstanding common stock in CRCX and will retire 100% of its Common Stock and Preferred Stock in IHL, and the remaining 22.697% of the outstanding common shares will be owed by the existing CRCX shareholders (other than TBG Holdings Corp) and individuals who made investments in the IHL private placement that is currently ongoing, an additional 10,000,000 shares of authorized shares of CRCX will remain unissued for future private placement sales.

In consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

THE SHARES AND THE EXCHANGE SHARES

Section 1.1 The Shares. The Shares shall be issued to MXI, and the Exchange Shares shall be issued to the IHL, pursuant to Article II hereof.

ARTICLE II

SHARE EXCHANGE

Section 2.1 Share Exchange. Upon the terms and subject to the conditions of this Agreement, the IHL agrees to issue and sell to MXI, the Shares, and in exchange therefor at the Share Exchange Closing, MXI shall issue to the IHL the Exchange Shares.

Section 2.2 Share Exchange Closing.

(a) The IHL will deliver a certificate representing the Shares and registered in the name of MXI, and MXI will deliver a certificate representing the Exchange Shares and registered in the name of the IHL. Subject to the satisfaction of the conditions set forth in Article V, the time and date of such deliveries shall be on a date and at a place to be specified by the parties (the "Share Exchange Closing"), which date shall be no later than the day after satisfaction or waiver of the latest to occur of the conditions set forth in Article V.

(b) The documents to be delivered at the Share Exchange Closing by or on behalf of the parties hereto pursuant to this Article II and any additional documents requested by MXI pursuant to Section 7.1, will be delivered at the Share Exchange Closing at the offices of IHL at 2929 E. Commercial Blvd., PH-D, Ft. Lauderdale, FL, 33308.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF IHL

The IHL represents and warrants to MXI as of the date hereof that:

Section 3.1 Existence and Power. The IHL is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida.

Section 3.2 Capitalization. The authorized capital stock of IHL consists of 45,000,000 shares of IHL Common Stock of which, as of July 8, 2016 (the "IHL Capitalization Date") no more than 1,383,750 shares were issued and outstanding, and 5,000,000 shares of preferred stock of which, as of the IHL Capitalization Date, zero shares were issued and outstanding. All of the issued and outstanding shares of IHL Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

Section 3.3 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the IHL, and this Agreement is a valid and binding obligation of the IHL, enforceable against it in accordance with their terms.

Section 3.4 Non-Contravention. The execution, delivery and performance of this Agreement, and the consummation by the IHL of the transactions contemplated hereby, will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the Restated Articles of Incorporation or Bylaws of the IHL or the articles of incorporation, charter, bylaws or other governing instrument of any Subsidiary of the IHL.

Section 3.5 Private Placement. IHL understands that (i) the Exchange Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by MXI in a transaction exempt from the registration requirements thereof and (ii) the Exchange Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.

Section 3.6 Legend. Each certificate representing an Exchange Share will bear a legend to the following effect unless MXI determines otherwise in compliance with applicable law:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF MXI

MXI represents and warrants to the IHL as of the date hereof that:

Section 4.1 Existence and Power. MXI is duly organized and validly existing under the laws of the state of Florida and has all requisite power and authority to enter into and perform its obligations under this Agreement.

Section 4.2 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of MXI, and this Agreement is a valid and binding obligation of MXI, enforceable against it in accordance with its terms.

Section 4.3 Valid Issuance. The Exchange Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the Exchange Shares will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights.

Section 4.4 Non-Contravention. The execution, delivery and performance of this Agreement will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the organizational or governing documents of MXI.

Section 4.5 Purchase for Own Account. MXI is acquiring the Shares for its own account and not with a view to the distribution thereof.

Section 4.6 Private Placement. MXI understands that the Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by IHL in a transaction exempt from the registration requirements thereof.

Section 4.7 Legend. Each certificate representing a Share will bear a legend to the following effect unless the IHL determines otherwise in compliance with applicable law:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

ARTICLE V

CONDITIONS TO SHARE EXCHANGE CLOSING

Section 5.1 Conditions to Each Party's Obligation To Effect the Exchange. The respective obligations of the parties hereunder to effect the Exchange shall be subject to the following condition:

(a) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Exchange shall be in effect.

Section 5.2 Conditions to the Obligations of MXI. The obligations of MXI hereunder to effect the Exchange shall be subject to the satisfaction, or waiver by MXI, of the following condition:

(a) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal MXI's unrestricted and unlimited right to vote the Shares shall be in effect.

ARTICLE VI

TERMINATION

Section 6.1 Injunction; Illegality. This Agreement may be terminated at any time prior to the Share Exchange Closing by IHL if (a) an order, injunction or decree shall have been issued by any court or agency of competent jurisdiction and shall be nonappealable, or other law shall have been issued preventing or making illegal either (i) the completion of the Exchange or the other transactions contemplated by this Agreement, or (ii) IHL's unrestricted and unlimited right to vote the Shares or (b) the Merger Agreement terminates pursuant to its terms.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by facsimile or seven days after having been sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

If to IHL, to:

Timothy Hart, CFO
IHL of Florida, Inc.
2929 E. Commercial Blvd., PH-D
Ft. Lauderdale, FL 33308

If to MXI, to:

Noel J. Guillama, Chairman
MediXall, Inc.
c/o Quantum Innovations, Inc.
6801 Lake Worth Rd., Suite 302
Lake Worth, FL 33467

Section 7.2 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 7.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by IHL and MXI. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 7.4 Fees and Expenses. Each party hereto shall pay all of its own fees and expenses (including attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 7.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 7.6 Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Florida applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Florida. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 7.7 Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their affiliates with respect to the subject matter of this Agreement.

Section 7.9 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 7.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

Section 7.11 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same

instrument. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.12 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature Page To Follow]

IHL OF FLORIDA, INC.

By:
Name: Timothy Hart
Title: Chief Financial Officer

MEDIXALL, INC.

By:
Name: Jennie M. Rios
Title: President